Investor Presentation February 2025 Viewpoint RV & Golf Resort – Mesa, AZ

2 ELS at a Glance ELS owns and operates the highest quality portfolio of manufactured home (“MH”) communities, recreational vehicle (“RV”) resorts, campgrounds and marinas in North America S&P 400 Member $16.6B Enterprise Value(1) 203% Ten-Year Total Return(1) • 165% S&P 400 • 263% S&P 500 • 68% Dow Jones Equity ALL REIT Index 173,201 Sites 35 States + 1 Canadian Province 452 Properties Notes: All data as of December 31, 2024, unless otherwise specified. (1) Total return calculation assumes dividend reinvestment. Total returns through January 31, 2025. Source: S&P Global. 91% Revenue from Annual Sources 14% Annualized Total Return since IPO(1) • Performance ranked in the top 85th percentile of REITs for the last ten years

3 ELS at a Glance 8.4% Normalized FFO/Share CAGR (2006 - 2024)(3)(4) 20% Dividend/Share CAGR (2006 - 2024)(4) 4.4% Avg Long-Term Core NOI Growth(1)(2)(3) 3.1% Dividend Yield(5) 19% % of Debt that is Fully Amortizing 4.0% Weighted Avg Interest Rate 9 Avg Years to Maturity 19.5% Debt/EV 4.5x Debt/Adj. EBITDAre(3)(6) 5.2x Interest Coverage ELS owns and operates the highest quality portfolio of manufactured home (“MH”) communities, recreational vehicle (“RV”) resorts, campgrounds and marinas in North America Notes: All data as of December 31, 2024, unless otherwise specified. (1) The Core Portfolio may change from time-to-time depending on acquisitions, dispositions and significant transactions or unique situations. (2) Average quarterly growth from Q3 1998 through Q4 2024. (3) See Non-GAAP Financial Measures on pages 36-40 for definitions and reconciliations. (4) Adjusted for stock splits. (5) Based on the stock price as of January 31, 2025 and the annual dividend rate for 2025 at $2.06 per share of Common Stock. (6) Calculated using trailing twelve months Adjusted EBITDAre. STRONG PORTFOLIO PERFORMANCE REIT-LEADING BALANCE SHEET

4 Notes: (1) Compared to comparable period in 2024. (2) The factors that affected our results for January QTD 2024 may not continue and therefore, our results for that period may not be indicative of our results for the full quarter or year. (3) Excludes joint venture properties. (4) Core Portfolio is defined based on properties owned and operated since January 1, 2024. The Core Portfolio may change from time-to-time depending on acquisitions, dispositions and significant transactions or unique situations. (5) Core Portfolio is defined based on properties owned and operated during all of 2023 and 2024. Core Portfolio may change from time-to-time depending on acquisitions, dispositions and significant transactions or unique situations. Recent Highlights(1)(2)(3) • Core MH base rental income and Core RV and Marina base rental income growth are trending in line with expectations(4) • Core MH base rental income growth for January QTD is 5.6% • Core Occupancy of 94.8% as of January 31, 2025 • Core RV and Marina base rental income growth for January QTD is 1.2% Performance Update(4) • Normalized FFO per Common Share was $2.91, 5.9% higher than the year ended December 31, 2023 • Core portfolio generated growth of 6.5% in income from property operations, excluding property management, for the year ended December 31, 2024, compared to the year ended December 31, 2023(5) • Core MH base rental income increased by 6.1%, compared to the year ended December 31, 2023(5) • Added 736 expansion sites during the year ended December 31, 2024 • New home sales of 756 during the year ended December 31, 2024 • Released our 2023-24 Sustainability Report highlighting ELS’ strategic priorities and initiatives during the year ended December 31, 2024 • During the year ended December 31, 2024, we closed on a modification of our $500 million unsecured line of credit to extend the maturity date to July 18, 2028. All other material terms, including interest rate terms, remained the same. • During the year ended December 31, 2024, we entered into our current ATM equity offering program with an aggregate offering price of up to $700.0 million. 2024 Highlights (as of December 31, 2024)

5 REIT Leading Results Notes: All data as of December 31, 2024, unless otherwise specified. Source: Company filings and S&P Global. See Non-GAAP Financial Measures on pages 36-40 for definitions and reconciliations. Adjusted for stock splits. (1) Includes all publicly traded REITs that are included in the RMZ index and have reported Core FFO since 2006. 2024 reflects consensus estimates for companies that have not reported 4Q’24 results as of 2/13/25. (2) Includes all publicly traded U.S. Equity REITs, with a market cap greater than or equal to $3 billion, in S&P Global’s coverage universe that declared regular dividends during the period January 1, 2014 through December 31, 2024. (3) Includes all publicly traded U.S. Equity REITs in S&P Global’s coverage universe that reported weighted average term to maturity, weighted average interest rate, and/or debt maturity schedule for their most recent quarter as of January 31, 2025. (4) Represents REIT average weighted by market capitalization as of January 31, 2025. Data considers 10 publicly traded residential REITs. (5) Borrowings on our unsecured line of credit represent our only exposure to floating rate debt. ELS Residential REITs REIT Industry 0 1% 2% 3% 4% 5% 6% 7% 8% 9% Normalized FFO / Share Growth by Subsector 2006-2024 CAGR(1) ELS Residential REITs REIT Industry 0% 2% 4% 6% 8% 10% 12% Dividend Growth 10-Year CAGR(2) 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 8.0% 7.0% 0 2 4 6 8 10 12 14 W ei gh te d A ve ra ge In te re st R at e Weighted Average Term to Maturity ELS Term to Maturity vs Weighted Average Interest Rate(3) ELS’ minimal exposure to floating interest rates and limited refinancing needs in the near term are expected to mitigate any potential future earnings impact from elevated rates. Debt Maturity through 2026(5) 0% 5% 10% 15% 20% 25% 30% ELS 3% 24% REIT Industry ELS Residential REITs 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% Current Floating Rate Debt(4)(5) Delivering Outsized Value to Shareholders Debt Strategy – Refinance Risk Mitigation

6 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025(1) Normalized FFO / Share CAGR 8% Dividend / Share CAGR 19% Dividend / Share Normalized FFO / Share 2025 Guidance Metric Low High Net Income per Common Share $1.95 $2.05 FFO per Common Share and OP Unit $3.01 $3.11 Normalized FFO per Common Share and OP Unit $3.01 $3.11 Implied Growth YOY 3.3% 6.7% Core Portfolio Property Operating Revenues 3.4% 4.4% Property Operating Expenses, Excluding Property Management 2.0% 3.0% Income from Property Operations, Excluding Property Management 4.4% 5.4% ELS Residential REITs 0% 1% 2% 3% 4% 5% 6% Core Revenues Core Expenses Core NOI Core Portfolio Growth YOY at the Midpoint Dividend and Normalized FFO Growth Our Board of Directors has approved setting the annual dividend rate for 2025 at $2.06 per share of Common Stock, an increase of 7.9%, or $0.15, over the current $1.91 per share of Common Stock for 2024. Notes: (1) Full year 2025 guidance represents management’s estimate of a range of possible outcomes. The midpoint of the ranges reflects management’s estimate of the most likely outcome. Actual results could vary materially from management’s estimates presented above if any of our assumptions, including occupancy and rate changes, our ability to manage expenses in an inflationary environment, our ability to integrate and operate recent acquisitions and costs to restore property operations and potential revenue losses following storms or other unplanned events, are incorrect. See Forward-Looking Statements on page 36 for additional factors impacting our 2025 guidance assumptions. See Non-GAAP Financial Measures Definitions and Reconciliations on pages 36-40 for definitions of FFO and Normalized FFO and a reconciliation of Net income per Common Share - Fully Diluted to FFO per Common Share and OP Unit - Fully Diluted and Normalized FFO per Common Share and OP Unit - Fully Diluted. (2) Guidance assumptions do not include acquisitions or dispositions activity. (3) Considers 10 publicly traded U.S. Residential REITs that issued Same Store NOI full year 2025 guidance tracked by FactSet, with an enterprise value greater than or equal to $2 billion as of January 31, 2025.

7 Investment Thesis 1. Business Model • Own the land and lease developed sites to owners of manufactured homes, vacation cottages, RVs and boats • Consistent results throughout the real estate cycle • Strong customer demand with minimal new supply • Innovative strategy driving external growth through new lines of business 2. Portfolio Composition • High-quality properties located in retirement and vacation destinations • Over 110 properties with lake, river, or ocean frontage • Over 120 properties within 10 miles of coastal United States • Over 70% of MH properties are age qualified or have a resident base with an average age over 55 3. Operating Platform • Integrated operating platform focused on providing superior customer service to all residents and value creation for shareholders • Focus on generating stable, predictable revenue 4. Balance Sheet • Long-term strategy focused on access to a variety of capital sources • Well laddered maturities with average years to maturity of 9 years and weighted average interest rate of 4.0% Strong balance sheet with capacity to fund growth with debt and/or equity 5. Acquisitions / Development • Active acquisitions and development pipeline • Focus on accretive and/or value add transactions • History of being first mover when entering new asset classes that fit the portfolio strategy 6. Technology and Digital Marketing • Technology driven • Digital marketing strategy and customer engagement 7. Management Team • Experienced executive management team with a track record of delivering results Track record of delivering superior total returns and dividend growth Notes: All data pertaining to debt as of December 31, 2024.

8 0% 1000% 2000% 3000% 4000% 5000% 6000% 7000% 8000% 9000% 1/31/95 1/31/97 1/31/99 1/31/01 1/31/03 1/31/05 1/31/07 1/31/09 1/31/11 1/31/13 1/31/15 1/31/17 1/31/19 1/31/21 1/31/23 1/31/25 2/25/93 ELS (+6,831%) S&P 500 (+2,422%) DOW JONES EQUITY ALL REIT (+1,697%) Long-term total returns that outperform the market Track Record Notes: (1) See Non-GAAP Financial Measures on pages 36-40 for definitions and reconciliations. The 1993 amount was determined from amounts presented in the 1996 Form 10-K. (2) The 1993 stock price is adjusted for stock splits; the 2024 price is the closing price as of December 31, 2024. (3) The enterprise values are as of December 31, 1993 and December 31, 2024. (4) Source: S&P Global. Includes dividends paid from IPO date of February 25,1993 through December 31, 2024 and adjusted for stock splits. (5) Total return calculation assumes dividend reinvestment. (6) Total return through January 31, 2025. ITEM IPO Year: 1993 2024 Properties 41 452 Sites 12,312 173,201 States 16 35 Net Income Per Share - Fully Diluted $0.15 $1.96 FFO Per Share - Fully Diluted(1) $0.23 $3.03 Normalized FFO Per Share - Fully Diluted(1) $0.23 $2.91 Common Stock Price(2) $3.22 $66.60 Enterprise Value(3) $296 million $16.6 billion Dividends Paid Cumulative(4) – $3.6 billion Dividends Paid Cumulative Per Share(4) – $21.95 Source: S&P Global Total Return Performance Since IPO (%)(5)(6)

9 -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 3Q 98 4Q 98 1Q 99 2Q 99 3Q 99 4Q 99 1Q 00 2Q 00 3Q 00 4Q 00 1Q 01 2Q 01 3Q 01 4Q 01 1Q 02 2Q 02 3Q 02 4Q 02 1Q 03 2Q 03 3Q 03 4Q 03 1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 ELS Average 4.4% Apartments Average 3.2% REIT Industry Average 3.3% Drives sustained long-term outperformance Unique Business Model Notes: Source for Same Store NOI data: Citi Investment Research, November 2024. Earliest quarter collected by Citi is third quarter of 1998. Data through third quarter of 2024. “REIT Industry” includes an index of REITs across a variety of asset classes, including regional malls, shopping centers, multi-family, student housing, manufactured homes, self storage, office, industrial, mixed office and specialty. REIT Industry Same Store NOI Growth

ELS owns and operates 452 properties in North America with a focus on high-quality coastal and Sunbelt retirement and vacation destinations and urban areas Source: S&P Global California 11% of Total Properties Arizona 10% of Total Properties Florida 34% of Total Properties Projected Population Growth % (2025-2030) Total Age 55+ FL AZ CA USA 6.0% 10.7% 4.4% -0.3% 8.2% 2.4% 7.3% 5.7% -2% 0% 2% 4% 6% 8% 10% 12% 10 Property Locations Notes: Property and site counts presented as of December 31, 2024.

11 Property Locations The MH portfolio focuses on age-qualified communities in retirement destinations where our residents can be part of an active lifestyle • 75,200 sites 203 MH COMMUNITIES MH Notes: Property and site counts presented as of December 31, 2024.

12 Property Locations The RV portfolio has over 200 resorts and campgrounds spread along the coast and in vacation destinations packed with family-friendly amenities and activities 226 RV RESORTS • 91,100 sites – Annual 34,200 – Seasonal 11,800 – Transient 19,100 – Membership sites 26,000 RV Notes: Property and site counts presented as of December 31, 2024.

13 Property Locations High-quality marina portfolio located primarily along the southeast coast, ideal for year-round boating, which generates stable annual slip revenue • 6,900 slips 23 MARINAS MA Notes: Property and site counts presented as of December 31, 2024.

14 Capital Expenditures Continued investment in communities to support internal growth and enhance our resident and guest experience Recurring Capex (in thousands) 2022 2023 2024 Asset Preservation Improvement & Renovations $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2022 2023 2024 Expansions & Development Upgrades Sustainability $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 $200,000 Expansions, Upgrades & Sustainability Capex (in thousands)

15 Unique customer demographics driven by baby boomers and a strong tailwind from future generations Demand Drivers – Unique Demographics • The population of people aged 55 and older in the U.S. is expected to grow 14% from 2025 to 2040 • Roughly 10,000 people will turn 65 every day for the foreseeable future • Over 70% of ELS MH properties are age qualified or have a resident base with an average age over 55 • Nearly 50% of ELS MH residents are aged 70 or older • Installed base of over 8 million RV owners in the U.S. U.S. Population Over Age 55 (in millions)U.S. Population by Age and Generation 0 1 2 3 4 5 Po pu la tio n (in m ill io ns ) Highest Interest in RV Camping Future Customers Core MH/RV/Thousand Trails Customer Base GEN A GEN Z MILLENNIALS GEN X BOOMERS SILENT GEN GREATEST GEN 1 – 11 12 – 27 28 – 43 44 – 59 60 – 78 79 – 96 97 – 102 100 102 104 106 108 110 112 114 116 118 120 2025 2040 Sources: U.S. Census, released November 2023, Alliance for Lifetime Income’s Retirement Income Institute, RVIA. 14% Growth

16 Domestic Migration Patterns Florida Arizona Texas North Carolina Georgia South Carolina Tennessee Nevada Oregon Idaho 0 20,000 40,000 60,000 80,000 100,000 120,000 Migration of Population Aged 65 & Over Positive new domestic migration Negative new domestic migration Dot = 100 people Source: “Domestic Migration of Older Americans: 2015–2019. Issued September 2022”. U.S. Census Bureau, 2015–2019 America Community Survey, 5-year estimates.

17 Avg Sales Price – New Single Family Home (“SFH”) vs New Manufactured Home(1) Buying a new MH vs Financing a new SFH(1) Demand Drivers – Value Proposition Whether buying or renting, manufactured homes provide greater value as compared to other housing options ELS renters pay approximately 20-25% less per sq ft than the average two bedroom rental in ELS submarkets Manufactured Home Construction Advantage: • Controlled construction environment results in no weather delays • Economies of scale to purchase materials in bulk • Standardization of processes allows for efficient construction • Centralized labor force allows for faster workforce training Sources: U.S. Census Bureau, Federal Reserve Economic Data (FRED), Freddie Mac, Moody’s Analytics. Notes: (1) Data is as of FRED’s most recently published economic report as of January 31, 2025. (2) Assumes MH is paid in full and the SFH has a 20% down payment on a loan. At ELS, the majority of homeowners do not have debt on their homes. (3) Assumes SFH has a 30-year loan with a 7.0% interest rate. MH SFH Difference in cost Cost of Home $122,792 $502,567 -76% Upfront Cost(2) $122,792 $100,513 22% Monthly Cost(3) $858 $2,661 -68% U.S. Housing shortage of 3.7 million SFH creates demand for manufactured housing $0 $100 $200 $300 $400 $500 $600 S ep -1 4 D ec -1 4 M ar -1 5 Ju n- 15 S ep -1 5 D ec -1 5 M ar -1 6 Ju n- 16 S ep -1 6 D ec -1 6 M ar -1 7 Ju n- 17 S ep -1 7 D ec -1 7 M ar -1 8 Ju n- 18 S ep -1 8 D ec -1 8 M ar -1 9 Ju n- 19 S ep -1 9 D ec -1 9 M ar -2 0 Ju n- 20 S ep -2 0 D ec -2 0 M ar -2 1 Ju n- 21 S ep -2 1 D ec -2 1 M ar -2 2 Ju n- 22 S ep -2 2 D ec -2 2 M ar -2 3 Ju n- 23 S ep -2 3 D ec -2 3 M ar -2 4 Ju n- 24 S ep -2 4 (In thousands) Avg Sales Price – New SFH Avg Sales Price – New MH The cost to purchase a MH home is significantly less than a single-family home.

18 ELS communities and resorts have the amenities to build a thriving community where our residents and guests create memories together Demand Drivers – Lifestyle and Amenities

19 We offer our residents and guests unique ways to stay at our communities and resorts Demand Drivers – Ways to Stay Vacation Homes Manufactured Homes RV Sites Tiny Homes Cabins & Cottages

20 0 20 40 60 80 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 N um be r o f M H D ev el op m en ts Year There has been limited MH development in the U.S. in the past 20 years Growing demand coupled with almost no new supply is a strategic advantage for ELS Supply Constrained Asset Class Manufactured Housing Developments in the U.S. Source: Datacomp. Supply Constraint • NIMBY (Not in my backyard) • Restricted zoning & regulations • Federal planning vs local planning Reasons for the

21 Steady, Predictable Revenue Streams from High-Quality Occupancy The rental program is utilized strategically to introduce residents to our communities. Renters typically stay less than three years, while homeowners stay approximately ten years, contributing to a stable occupancy base. 95% Core MH Occupancy Homeowner vs Renter % of Total MH Occupancy 72% 2024 ELS MH New Home Sales Residents with a FICO score greater than 680 Annual MH 62.5% Annual RV & Marinas 22.2% Annual Membership 5.9% Transient 5.3% Seasonal 4.1% Approximately 91% of revenue is derived from stable, annual sources Property Operating Revenue Buckets(1) Notes: All data as of December 31, 2024, unless otherwise specified. (1) Property operating revenue buckets reflect trailing twelve months as of December 31, 2024. 90% 92% 94% 96% 98% 100% 0% 2% 4% 6% 8% 10% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 H om eo w ne r % Re nt er % Rental % of Total Occupancy Homeowners % of Total Occupancy

22 Best-in-class property operations platform drives consistent rate and occupancy increases Property Operations 52% of MH Communities are 98%+ Occupied Core RV Annual Rate Growth 2020 Avg2021 2022 2023 2024 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 20212020 2022 2023 2024 Avg Core MH Base Rent Rate Growth 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 2020 2021 2022 2023 Core MH Occupancy % 86% 87% 88% 89% 90% 91% 92% 93% 94% 95% 96% 2024 6.3%Average Core RV Annual Rate Growth over the past 5 years 5.3%Average Core MH Base Rent Rate Growth over the past 5 years MH Annual Lease Composition 25% CPI 25% Long-Term Agreements 50% Market Rate RV Annual Lease Composition 100% Market Rate

23 Core MH Rate Growth % COLA Growth % 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% Affordable Housing(1) Historical MH Growth Rate COLA averaged 2.6% ELS averaged 4.1% Average spread of +150 bps Our high-quality MH portfolio has driven outperformance of annual rate increases compared to Cost-of-Living adjustment (COLA) over the long term Source: Social Security Administration, Company filings Notes: (1) Data reflects Core MH rate growth and COLA growth rate that went into effect that year.

24 Property Operations 29% Thousand Trails Members have been customers for at least 20 years 113,553 Thousand Trails Members currently enrolled through 2024 Notes: All data as of December 31, 2024. $0 $100 $200 $300 $400 $500 $600 $700 2018 2019 2020 2021 2022 2023 2024 Thousand Trails Annual Subscription Revenue Per Member 35% Growth since 2018

25 YTD Core Property Operating Expense(1) Compare to Multi-Family(2) Property Operating Expenses Utility Recovery Rate is approximately 47% of Utility Expense Approximately 63% of Core Property Operating Expenses are from Utilities, Payroll and R&M Notes: (1) Core property operating expense buckets reflect year-to-date as of December 31, 2024. (2) Data considers performance for five publicly traded multi-family REITs as of December 31, 2024. (3) Insurance expense accounts for approximately 41% of the Insurance, Admin, and Other line item. ELS Multi-Family Utilities Payroll R&M RE Taxes All Other 0% 5% 10% 15% 20% 25% 30% 35% 40% Real Estate Taxes Sales and Marketing 20% 27% 16% 19% 14% 4% Utilities Expense Payroll R&M Insurance, Admin, & Other (3)

26 Stability Through Economic Cycles Historical Core Portfolio Growth Rate Against CPI(1)(2) Notes: (1) Historical performance is based on the core portfolio as of the reported year. The Core Portfolio may change from time-to-time depending on acquisitions, dispositions and significant transactions or unique situations. (2) See Non-GAAP Financial Measures on pages 36-40 for definitions and reconciliations. (3) Represents average spread between ELS Core Portfolio NOI growth and CPI growth from each year. Includes all publicly traded residential REITs (multi-family, single-family rental, student housing) in S&P Global’s coverage universe that had an enterprise value greater than $4 billion and had same store NOI growth tracked by S&P Global as of January 31, 2025. Average Spread Between Same Store NOI Growth vs CPI (2001-2024)(3) Housing Crisis Pandemic 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 ELS Residential REITs 0.0% 0.5% 1.0% 1.5% 2.0% Avg. ELS Core Rev Growth Avg. ELS Core Exp Growth Avg. ELS Core NOI Growth ELS NOI Growth Above CPI 2001-2007 4.1% 4.7% 3.8% 1.1% 2008-2012 2.8% 1.3% 4.1% 2.3% 2013-2024 4.9% 4.7% 5.1% 2.4% Core Portfolio NOI Growth % CPI

27 Mortgage Debt $2,953 17.8% OPUs(3) $606 3.7% Line of Credit $77 0.5% Term Loan $200 1.2% Common Stock(3) $12,724 76.8% Balance sheet strategy supports long-term growth As of December 31, 2024, unless otherwise specified (in millions) • Total enterprise value is $16.6 billion • $500 million line of credit • Debt to enterprise value is 19.5% • Total Debt/Adjusted EBITDAre is 4.5x(1)(2) Notes: (1) As of December 31, 2024. See Non-GAAP Financial Measures on pages 36-40 for the definition and reconciliation of Adjusted EBITDAre. (2) Calculated using trailing twelve months Adjusted EBITDAre. (3) Based on the stock price as of December 31, 2024. 9 Average Years to Maturity 4.0% Weighted Average Interest Rate 3% % of Debt that is Due through 2026 98% Long-Term Fixed Rate Debt 19% % of Debt that is Fully Amortizing Year O ut st an di ng B al an ce (i n m ill io ns ) 10-Year Debt Maturity Secured Unsecured Line of Credit $0 $100 $200 $300 $400 $500 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 Capital Structure

28 To ta l R et ur n C A G R Dividend CAGR ELS -10% -5% 0% 5% 10% 15% 20% -25% -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% 30% Dividend Dividend Growth 10-year CAGR • ELS 11.4%(1) • REIT Average 3.9%(2) Notes: (1) Compound annual growth rate through 2024. (2) Source: S&P Global: Includes all publicly traded U.S. Equity REITs, with a market cap greater than or equal to $3 billion, in S&P Global’s coverage universe that declared regular dividends during the period January 1, 2014 through December 31, 2024. 10-Year Dividend CAGR and Total Return CAGR

29 Acquisitions ELS has a strong pipeline of external growth opportunities and a disciplined strategy focused on acquiring accretive properties Over $1.3 Billion Invested in New Acquisitions Since 2018 19

Voyager - AZ Dolce Vita - AZ Scenic - NC White Oak Shores - NC Topsail Sound - NC Buccaneer Estates - FL Winds of St. Armands - FL Ft. Myers Beach - FL Clover Leaf - FL Sherwood Forest - FL Coquina Crossing - FL Tranquility Lakes - FL Terra Ceia - FL Sunshine Travel - FL Lake Texoma - TX Sandusky RV - OH Expansions maximize returns by increasing the number of sites at communities with high demand with minimal increase to operating costs Expansion 8% - 10% Expected Stabilized Yields(1) Notes: (1) This represents management’s estimate based on facts known to management as of the date hereof. There is no guarantee that such yields will be realized at all, in these amounts or over what time table. 30 2022 2025 Buccaneer Estates – North Fort Myers, FL Expansion in Progress 2019 2020 2021 2022 2023 2024 0 200 400 600 800 1,000 1,200 1,400 Over $93 Million Invested in Land Acquisitions since 2019 Expansion Sites Added

31 Thousand Trails Wilderness Lakes Menifee, CA Technology and Innovation Utilizing the latest technology to drive operational efficiencies Encore Tranquility Lakes Cape Coral, FL Digitizing ContentLeveraging AI Cashless Transactions Process Automation Renewable Energy Energy Conservation and Efficiency

Digital Marketing Strategy – Social Media

Since January 2024, ELS had **12.4 Million** total engagements on social media channels


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ELS has an engagement-focused social media strategy where we build meaningful interactions with existing and potential customers. These engagements build brand awareness and help drive sales and reservations.


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els | 32

33 Interactive virtual tours allow residents to preview the community and their future home Digital Marketing Strategy – Home Sales Model Home Virtual Tour MH Property Virtual Tour Home listings with virtual tours are 5.6x more likely to convert

34 Digital Marketing Strategy – Online Check-In Implemented online check-in functionality to enhance the customer experience Benefits of Online Check-In for Customers: • Less wait time at the front desk • Reduced contact at check-in • Expedited entry and can go straight to assigned sites • Mobile friendly Benefits of Online Check-In for Property Teams: • Receive full visibility of customer reservation details prior to arrival • Reduced processing time at front desk • Allows for more time to focus on building relationships with customers • Shorter lines and wait times at entrances Play video to view the online check-in process

35 Digital Marketing Strategy – Online Travel Partners Building brand awareness and expanding reach to new customers through strategic partnerships 15 PROPERTIES RECEIVED AWARD FOR FIVE CONSECUTIVE YEARS 50 TRAVELERS' CHOICE AWARDSThousand Trails Orlando in Clermont, FL has won the Tripadvisor Travelers’ Choice Award for 10 consecutive years. 2015 2016 2017 2018 2019 2020 2021 2022 2023

36 Forward-Looking Statement The forward-looking statements contained in this presentation are subject to certain economic risks and uncertainties described under the heading “Risk Factors” in our most recent Annual Report on Form 10-K, as modified or supplemented by subsequently filed Quarterly Reports on Form 10-Q. See our 2024 Annual Report for the full text of our forward-looking statements. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. Under the Private Securities Litigation Reform Act of 1995: Non-GAAP Financial Measures Net Income to FFO and Normalized FFO Reconciliation (in millions) 2020 2021 2022 2023 2024 Net income available for Common Stockholders $228.3 $262.5 $284.6 $314.2 $367.0 Income allocated to non-controlling interests – Common OP Units 13.1 13.5 14.2 15.5 17.8 Depreciation and amortization 155.9 189.5 206.2 208.3 208.7 Gain on unconsolidated joint ventures (1.2) – – (0.4) – (Gain)/loss on sale of real estate and impairment, net – 0.1 – 3.6 2.5 FFO available for Common Stock and OP Unit holders 396.0 465.6 505.1 541.2 596.0 Deferred Tax Benefit – – – (10.5) (0.4) Accelerated vesting of stock-based compensation – – – 6.3 – Transaction/pursuit costs – 0.6 6.9 0.4 0.4 Early debt retirement 10.8 2.8 1.2 0.0 5.8 Insurance proceeds due to catastrophic weather event and other, net – – – – (22.1) COVID-19 expenses 1.4 – – – – Other items – – – – (6.8) Normalized FFO available for Common Stock and OP Unit holders $408.3 $469.0 $513.1 $537.5 $572.9

37 Non-GAAP Financial Measures (Continued) This presentation contains certain Non-GAAP measures that in management’s view of the business are meaningful as they allow investors the ability to understand key operating details of our business that may not always be indicative of recurring annual cash flow of the portfolio. Our definitions and calculations of these Non-GAAP financial and operating measures and other terms may differ from the definitions and methodologies used by other REITs and, accordingly, may not be comparable. These Non-GAAP financial and operating measures do not represent cash generated from operating activities in accordance with GAAP, nor do they represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of our financial performance, or to cash flows from operating activities, determined in accordance with GAAP, as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions. The following Non-GAAP financial measures definitions have been revised and do not include adjustments in respect to membership upgrade sales: (i) FFO; (ii) Normalized FFO; (iii) EBITDAre; (iv) Adjusted EBITDAre; (v) Property operating revenues; (vi) Property operating expenses; and (vii) Income from property operations, excluding property management. For comparability, prior periods’ non-GAAP financial measures have also been updated. FUNDS FROM OPERATIONS (FFO). We define FFO as net income, computed in accordance with GAAP, excluding gains or losses from sales of properties, depreciation and amortization related to real estate, impairment charges and adjustments to reflect our share of FFO of unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect FFO on the same basis. We compute FFO in accordance with our interpretation of standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. We believe FFO, as defined by the Board of Governors of NAREIT, is generally a measure of performance for an equity REIT. While FFO is a relevant and widely used measure of operating performance for equity REITs, it does not represent cash flow from operations or net income as defined by GAAP, and it should not be considered as an alternative to these indicators in evaluating liquidity or operating performance. NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO). We define Normalized FFO as FFO excluding non-operating income and expense items, such as gains and losses from early debt extinguishment, including prepayment penalties, defeasance costs, transaction/pursuit costs and other, and other miscellaneous non-comparable items. Normalized FFO presented herein is not necessarily comparable to Normalized FFO presented by other real estate companies due to the fact that not all real estate companies use the same methodology for computing this amount. We believe that FFO and Normalized FFO are helpful to investors as supplemental measures of the performance of an equity REIT. We believe that by excluding the effect of gains or losses from sales of properties, depreciation and amortization related to real estate and impairment charges, which are based on historical costs and may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and among other equity REITs. We further believe that Normalized FFO provides useful information to investors, analysts and our management because it allows them to compare our operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences not related to our normal operations. For example, we believe that excluding the early extinguishment of debt, and other miscellaneous non-comparable items from FFO allows investors, analysts and our management to assess the sustainability of operating performance in future periods because these costs do not affect the future operations of the properties. In some cases, we provide information about identified non-cash components of FFO and Normalized FFO because it allows investors, analysts and our management to assess the impact of those items.

38 Non-GAAP Financial Measures (Continued) Reconciliation of Net Income Available for Common Stockholders to Income from Property Operations (in thousands) INCOME FROM PROPERTY OPERATIONS, EXCLUDING PROPERTY MANAGEMENT (NOI). We define Income from property operations, excluding property management as rental income, membership subscriptions and upgrade sales, utility and other income less property and rental home operating and maintenance expenses, real estate taxes, membership sales and marketing expenses, excluding property management expenses. Property management represents the expenses associated with indirect costs such as off-site payroll and certain administrative and professional expenses. We believe exclusion of property management expenses is helpful to investors and analysts as a measure of the operating results of our properties, excluding items that are not directly related to the operation of the properties. For comparative purposes, we present bad debt expense within Property operating, maintenance and real estate taxes in the current and prior periods. We believe that this Non-GAAP financial measure is helpful to investors and analysts as a measure of the operating results of our properties. 2023 2024 Net income available for Common Stockholders $314,191 $366,998 Redeemable preferred stock dividends 16 16 Income allocated to non-controlling interests – Common OP Units 15,470 17,804 Consolidated net income 329,677 384,818 Equity in income of unconsolidated joint ventures (2,713) (6,248) Income Tax Benefit (10,488) (354) (Gain)/Loss on sale of real estate and impairment, net 3,581 2,466 Gross revenues from home sales, brokered resales and ancillary services (145,219) (117,732) Interest income (9,037) (9,238) Income from other investments, net (8,703) (8,274) Property management 76,170 78,114 Depreciation and amortization 203,738 203,879 Cost of home sales, brokered resales and ancillary services 107,668 84,771 Home selling expenses and ancillary operating expenses 27,453 27,644 General and administrative 47,280 38,483 Casualty-related charges/(recoveries), net – (20,950) Other expenses 5,768 5,533 Other items, net – (6,800) Early debt retirement 68 5,833 Interest and related amortization 132,342 137,710 Income from property operations, excluding property management 757,585 799,655 Property management (76,170) (78,114) Income from property operations 681,415 721,541

39 Non-GAAP Financial Measures (Continued) Consolidated Net Income to EBITDAre and Adjusted EBITDAre Reconciliations (in millions) EARNINGS BEFORE INTEREST, TAX, DEPRECIATION AND AMORTIZATION FOR REAL ESTATE (EBITDAre) AND ADJUSTED EBITDAre. We define EBITDAre as net income or loss excluding interest income and expense, income taxes, depreciation and amortization, gains or losses from sales of properties, impairments charges, and adjustments to reflect our share of EBITDAre of unconsolidated joint ventures. We compute EBITDAre in accordance with our interpretation of the standards established by NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. We define Adjusted EBITDAre as EBITDAre excluding non-operating income and expense items, such as gains and losses from early debt extinguishment, including prepayment penalties and defeasance costs, transaction/pursuit costs and other, and other miscellaneous non-comparable items. We believe that EBITDAre and Adjusted EBITDAre may be useful to an investor in evaluating our operating performance and liquidity because the measures are widely used to measure the operating performance of an equity REIT. Trailing Twelve Months as of December 31, 2024 Consolidated net income $384.8 Interest income (9.2) Real estate depreciation and amortization 203.9 Other depreciation and amortization 5.5 Interest and related amortization 137.7 Loss on sale of real estate and impairment, net 2.5 Income tax benefit 0.4 Adjustments to our share of EBITDAre of unconsolidated joint ventures 8.0 EBITDAre 732.8 Other items (6.8) Early debt retirement 5.8 Transaction/pursuit costs and other 0.4 Insurance proceeds due to catastrophic weather event (22.1) Adjusted EBITDAre $710.1

40 Non-GAAP Financial Measures (Continued) FORWARD-LOOKING NON-GAAP MEASURES. The following table reconciles Net Income per Common Share - Fully Diluted guidance to FFO per Common Share and OP Unit - Fully Diluted guidance and Normalized FFO per Common Share and OP Unit - Fully diluted guidance: This presentation includes certain forward-looking information, including Core and Non-Core Income from property operations, excluding property management, that is not presented in accordance with GAAP. In reliance on the exception in Item 10(e)(1)(i)(B) of Regulation S-K, we do not provide a quantitative reconciliation of such forward-looking information to the most directly comparable financial measure calculated and presented in accordance with GAAP, where we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This includes, for example, (i) scheduled or implemented rate increases on community, resort and marina sites; (ii) scheduled or implemented rate increases in annual payments under membership subscriptions; (iii) occupancy changes; (iv) costs to restore property operations and potential revenue losses following storms or other unplanned events; and (v) other nonrecurring/ unplanned income or expense items, which may not be within our control, may vary between periods and cannot be reasonably predicted. These unavailable reconciling items could significantly impact our future financial results. (Unaudited) Full Year 2025 Net income per Common Share $1.95 to $2.05 Depreciation and amortization 1.06 FFO per Common Share and OP Unit – Fully Diluted $3.01 to $3.11 Normalized FFO per Common Share and OP Unit – Fully Diluted $3.01 to $3.11